EXHIBIT 10.160

                  AMENDMENT NO. 1 TO REVOLVING PROMISSORY NOTE
                               (RECEIVABLES LOAN)

            BY THIS AMENDMENT NO. 1 TO REVOLVING PROMISSORY NOTE (RECEIVABLES
LOAN) ("Amendment") dated as of September 10, 2003, BLUEGREEN CORPORATION, a Massachusetts corporation ("Bluegreen"), BLUEGREEN VACATIONS UNLIMITED, INC., a Florida corporation ("BVI") and BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company ("Big Cedar" and jointly and severally with Bluegreen and BVI the "Borrower" or "Maker"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or "Holder"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby confirm and agree as follows:

                                    RECITALS:

            A. Lender is the owner and holder of that Revolving Promissory Note (Receivables Loan) dated as of February 10, 2003, in the current face amount of Fifty Million Dollars ($50,000,000) and made payable by Maker to Lender ("Receivables Loan Note").

            B. The Receivables Loan Note evidences Advances under the Receivables Loan made pursuant to the terms of that certain Loan and Security Agreement executed between Borrower and Lender and dated as of February 10, 2003 ("Loan Agreement").

            C. Pursuant to the Modification Agreement, dated as of even date herewith, Lender and Borrower have agreed to, among other things: (i) extend the Advance Period for the making of Advances under the Loan Agreement and thereby concurrently extend the Maturity Date; and (ii) increase the Loan Amount from $50,000,000 to $75,000,000 (as those terms are used and defined in the Loan Agreement).

            D. Borrower and Lender wish to amend the Receivables Loan Note to reflect the above-described changes.

                                   AGREEMENT:

            1. Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment shall have the meanings given to them in the Receivables Loan Note, or if not defined therein, the meanings given to them in the Loan Agreement, as amended from time to time.

            2. The Receivables Loan Note is amended to increase the current face amount thereof and the principal sum of such note set forth therein to the principal sum of SEVENTY FIVE MILLION UNITED STATES DOLLARS (U.S.
$75,000,000.00) (the "Loan"). All references to "Loan" in the Receivables Loan Note shall mean the Loan as amended by this Section 2.

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            3. Borrower and Lender hereby ratify and confirm the Receivables
Loan Note, as amended hereby, in all respects; and, except as amended hereby, the Receivables Loan Note shall remain in full force and effect.

            4. This Amendment may be attached to and shall form a part of the Receivables Loan Note for all purposes.

            5. This Amendment may be executed in counterparts, and any number of such counterparts which have been executed by all persons whose signatures are required below shall constitute one original.

      IN WITNESS WHEREOF this instrument is executed by the parties hereto as of the date set forth above.

                                            BORROWER:


                                            BLUEGREEN CORPORATION, a
                                            Massachusetts corporation

                                            By: /S/ JOHN F. CHISTE
                                               ---------------------------------
                                            Printed Name: JOHN F. CHISTE
                                                        ------------------------
                                            Title: TREASURER
                                                  ------------------------------


                                            BLUEGREEN VACATIONS UNLIMITED, INC.
                                            a Florida corporation

                                            By: /S/ JOHN F. CHISTE
                                               ---------------------------------
                                            Printed Name: JOHN F. CHISTE
                                                        ------------------------
                                            Title: TREASURER
                                                  ------------------------------


                                            BLUEGREEN/BIG CEDAR VACATIONS, LLC.
                                            a Delaware limited liability company

                                            By: /S/ JOHN F. CHISTE
                                               ---------------------------------
                                            Printed Name: JOHN F. CHISTE
                                                        ------------------------
                                            Title: AUTHORIZED AGENT
                                                  ------------------------------

Accepted by:                                LENDER:

                                            RESIDENTIAL FUNDING CORPORATION, a
                                            Delaware corporation

                                            By: /S/ JEFF OWINGS
                                               ---------------------------------
                                            Printed Name: Jeff Owings
                                            Its: Managing Director


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